CFM TECHNOLOGIES, INC.

                         300,000 SHARES OF COMMON STOCK,
                             no par value per share

                            issuable pursuant to the

                   AMENDED AND RESTATED CFM TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                         ------------------------------

             THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
                 SECURITIES THAT HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED.

                         ------------------------------


     CFM Technologies, Inc. (the "Company") has filed a Registration Statement on Form S-8 with the Securities and Exchange Commission (the "Commission") covering shares of the Company's common stock issuable upon exercise of options granted under the Amended and Restated CFM Technologies, Inc. Employee Stock Purchase Plan, the Amended and Restated CFM Technologies, Inc. Non-Employee Directors' Stock Option Plan, the Amended and Restated CFM Technologies, Inc. 1995 Incentive Plan and the Amended and Restated CFM Technologies, Inc. 1992 Employee Stock Option Plan. This document is being provided to all participants in the Amended and Restated CFM Technologies, Inc. Employee Stock Purchase Plan (the "Plan"). It contains a brief summary of certain Plan provisions and incorporates certain documents filed by the Company with the Commission.

     The following Plan summary is not intended to amend or alter the Plan in any manner nor does it address all Plan provisions. To the extent that the information contained in the summary differs or conflicts with provisions of the Plan, the terms of the Plan control. A copy of the Plan has been attached for your convenience, but is not incorporated into this document. Additional information concerning the Plan and the Plan administrators can be obtained by contacting Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, PA 19341, (610) 280-8300.

                              --------------------

                    The date of this document is May 1, 1999

     No person has been authorized to give any information or to make any representations, other than those contained in this document, in connection with the offering contained herein, and, if given or made, such information or representations must not be relied upon as having been authorized by CFM Technologies, Inc. This document does not constitute an offer to sell, or the solicitation of an offer to buy, the securities covered by this document to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation. Neither delivery of this document nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts herein set forth since the date hereof or that the information contained herein is correct as of any time subsequent to that date.

     Persons who are deemed to be "affiliates" of CFM Technologies, Inc. under the Securities Act of 1933 may reoffer or resell the shares of the Common Stock acquired pursuant to the CFM Technologies, Inc. Employee Stock Purchase Plan only pursuant to the registration provisions of the Securities Act of 1933, as amended, or an exemption therefrom, including Rule 144 under the Securities Act of 1933. Affiliates may not use this document for the reoffer or resale of such shares.



                                TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----

AVAILABLE INFORMATION ..........................................    3

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.................    3

CFM TECHNOLOGIES, INC. EMPLOYEE STOCK PURCHASE PLAN............     4
INTRODUCTION...................................................     4
PURPOSE........................................................     4
PARTICIPATION IN THE PLAN......................................     5
OPERATION OF THE PLAN AND PURCHASE OF SHARES OF COMMON STOCK...     6
CERTIFICATES; TRANSFER OF SHARES...............................     7
WITHDRAWALS OF ACCUMULATED CONTRIBUTIONS.......................     8
TERMINATION OF PARTICIPATION IN THE PLAN.......................     8
ADMINISTRATION OF THE PLAN.....................................     9
RIGHTS OF PARTICIPANTS.........................................     9
TAX CONSEQUENCES...............................................    10
OTHER INFORMATION..............................................    11

                              AVAILABLE INFORMATION

     CFM Technologies, Inc. (the "Company") is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information filed by the Company with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located at northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates.

     The Company has filed with the SEC a Registration Statement on Form S-8 (together with all amendments and exhibits thereto, the "Registration Statement") under the Securities Act of 1933 with respect to the shares of Common Stock, no par value, of the Company offered hereby. This document does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information, reference is made to the Registration Statement.

     Each person participating in the Amended and Restated CFM Technologies, Inc. Employee Stock Purchase Plan (the "Plan"), who does not otherwise receive such material as a shareholder of the Company will be provided with copies of all reports, proxy statements and other communications distributed to the shareholders of the Company generally. The Company also undertakes to provide, without charge, to each person to whom this document is delivered, upon written or oral request of such person, a copy of any or all of the documents required to be delivered pursuant to Rule 428(b) of the Securities Act of 1933 and any or all of the documents which have been incorporated by reference in Item 3 of Part II of the Registration Statement (which documents are also incorporated by reference in this document), other than exhibits to such documents. Requests for such copies should be directed to Lorin J. Randall, Vice President-Finance, CFM Technologies, Inc., 150 Oaklands Boulevard, Exton, Pennsylvania 19341. Additional information about the Plan and the administrators may be obtained by writing to the Company at the address listed above or by telephoning the Company at (610) 280-8300.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the SEC pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934 by the Company are incorporated herein by reference:

          (a) The Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1998;

          (b) The Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1999; and

          (c) The description of the Common Stock contained in the Company's Registration Statement on Form 8-A filed with the SEC by the Company on June 10, 1996, as amended by Amendment No. 1 on Form 8-A/A to the Company's Registration Statement on Form 8-A, filed with the SEC by the Company on June 14, 1996.

     Each document filed subsequent to the date of this document pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such document.


                              AMENDED AND RESTATED
               CFM TECHNOLOGIES, INC. EMPLOYEE STOCK PURCHASE PLAN


INTRODUCTION

     The Plan was approved by the Board of Directors of the Company on December 19, 1995 and by the shareholders of the Company on January 3, 1996, and was amended by the Board of Directors on March 4, 1999. The following is a summary of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan. A copy of the Plan has been filed as an exhibit to the Registration Statement and is available upon request. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code. The Plan is intended to comply with Section 423 of the Internal Revenue Code.


PURPOSE

1.   WHAT IS THE PLAN?

     The Plan is an employee benefit plan that offers eligible employees of the Company and the parent and subsidiaries of the Company (each, a "Participating Corporation"), the opportunity to purchase shares of Common Stock of the Company ("Shares") through regular payroll deductions. Participation in the Plan is entirely voluntary.

2.   WHAT IS THE PURPOSE OF THE PLAN?

     The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive which an interest in the ownership of Shares will provide to its employees, who will be responsible for the Company's future growth and continued success. No more than 300,000 Shares may be purchased under the Plan.

PARTICIPATION IN THE PLAN

3.   WHO IS ELIGIBLE TO PARTICIPATE?

     Each employee of a Participating Corporation is eligible to participate in the Plan unless he or she (a) does not customarily work for a Participating Corporation more than 20 hours a week or (b) has withdrawn from participating in the Plan and is not yet eligible to participate again (see Question 16). The Plan does not confer upon any employee the right to continue in the employ of any Participating Corporation.

     No employee may participate in the Plan if (a) the employee owns 5% or more of the Company's outstanding voting securities or immediately after the beginning of each calendar quarter or participation in the Plan would own, actually or constructively taking into account Common Stock that may be purchased during such calendar quarter, 5% or more of the total voting power or value of all classes of the Company's stock or (b) participation in the Plan would permit such employee's rights to purchase stock under the Plan to accrue at a rate which exceeds $25,000 in fair market value for the calendar year.

4.   HOW DOES AN ELIGIBLE EMPLOYEE BECOME A PARTICIPANT?

     Eligible employees may become participants ("Participants") in the Plan by completing and signing an election form (an "Election Form") provided by the Company stating the amount of their desired contribution. Participants shall file the Election Form with the Executive Compensation and Stock Option Committee of the Board (the "Committee). Such filing shall be made on or before the 15th day of the month immediately preceding any six month period during which Shares will be offered for purchase to Participants pursuant to the Plan (each an "Offering"). Participation will begin on the first day of the next month following delivery of the Election Form (the "Offering Commencement Date"). Election Forms may be obtained at any time from William Dukes at the Company.

5.   HOW MUCH MAY A PARTICIPANT CONTRIBUTE TO THE PLAN?

     A Participant may contribute between $10 and $500 (in whole dollar amounts) of his or her cash compensation payable for services to a Participating Corporation. All contributions will be made by payroll deductions. A Participant's contribution election will continue to apply to all subsequent pay periods until the Participant changes it or discontinues participation (see Question 12).

6.   CAN A PARTICIPANT INVEST IN THE PLAN OTHER THAN BY PAYROLL DEDUCTIONS?

     No. Contributions may be made only by payroll deductions. A Participant may not make additional cash contributions to the Plan.


OPERATION OF THE PLAN AND PURCHASE OF SHARES OF COMMON STOCK

7.   HOW ARE EMPLOYEE CONTRIBUTIONS MADE?

     Once an employee decides to participate in the Plan and completes an Election Form stating the amount of his or her cash compensation that is to be contributed to the Plan, the Company will deduct that amount from each paycheck, on an after-tax basis. Amounts deducted from a Participant's compensation will accumulate during each Offering. No interest will be paid on the Participant's accumulated contributions. Participants' accumulated contributions will not be held in trust and will remain subject to the claims of creditors of the Participating Corporations.

     On each Offering Commencement Date, each Participant shall be deemed to have been granted an option to purchase that number of whole Shares that can be purchased using the Participants accumulated contributions (See Question 10). Such option shall be exercised automatically on the final day of each Offering (the "Offering Termination Date").

8.   HOW WILL STOCK PURCHASES BE MADE?

     On the Offering Termination Date, each Participant's accumulated contributions during such Offering will be used to purchase whole shares on the open market or newly issued shares.

9.   HOW MUCH WILL PARTICIPANTS PAY FOR SHARES PURCHASED UNDER THE PLAN?

     For each share of Common Stock purchased, the Participants' purchase price (the "Option Price") will equal 85% of the lower of (a) the Fair Market Value on the Offering Commencement Date or (b) the Fair Market Value on the Offering Termination Date. For purposes of the Plan, the Fair Market Value is the average of the high and low sales prices of a share of Common Stock for the last trading day as reported on The Nasdaq Stock Market.

10.  HOW MANY SHARES WILL BE PURCHASED FOR EACH PARTICIPANT?

     The number of Shares that will be purchased for each Participant on the Offering Termination Date will be the number of whole Shares that can be purchased at the Option Price with that Participant's accumulated contributions. If a Participant's accumulated contributions are not sufficient to purchase ten Shares, no Shares will be purchased.

     The Committee may, in its discretion, establish from time to time a maximum number of Shares that may be purchased pursuant to the Plan in any calendar year.

     If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number available under the Plan, the Committee will make a pro rata allocation of the Shares available in as nearly a uniform manner as practicable, and the unapplied contributions will be returned to Participants, without interest.

11. WHAT HAPPENS TO AMOUNTS THAT CANNOT BE USED IN AN OFFERING TO PURCHASE A FULL SHARE OR THE MINIMUM NUMBER OF SHARES?

     Amounts deducted from a Participant's pay that are not used to purchase Shares in any Offering will be carried over to the next succeeding Offering, or, at the Participant's election, returned to the Participant, without interest, following the end of such Offering.


12.  CAN A PARTICIPANT'S LEVEL OF PAYROLL DEDUCTIONS BE CHANGED OR DISCONTINUED?

     A Participant may not change the amount of his or her contribution during the Offering. A Participant may change the amount of his or her contribution to the Plan in future Offerings by furnishing written notice of the desired change to William Dukes, on behalf of the Committee, by the 15th day of the month preceding the Offering Commencement Date for the Offering for which the change is desired. Such change will be effective on the Offering Commencement Date of the next Offering. A Participant may discontinue his or her participation in the Plan by providing notice of termination at any time more than two business days prior to the Offering Termination Date applicable to the Offering for which the discontinuation is desired (see Question 15).


                        CERTIFICATES; TRANSFER OF SHARES

13. WHEN WILL CERTIFICATES BE ISSUED TO PARTICIPANTS FOR SHARES PURCHASED UNDER THE PLAN?

         The Company will deliver certificates representing Shares to each Participant as soon as practicable after the Offering Termination Date on which such Shares were acquired.

14.  CAN A PARTICIPANT SELL, PLEDGE OR TRANSFER SHARE ACQUIRED UNDER THE PLAN?

     Participants will generally be able to freely sell, pledge or transfer Shares that they receive under the Plan. Participants who are officers of the Company or otherwise deemed to be "affiliates" of the Company may sell their Shares only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption therefrom, such as Rule 144.

                    WITHDRAWALS OF ACCUMULATED CONTRIBUTIONS

15.  CAN A PARTICIPANT WITHDRAW HIS OR HER ACCUMULATED CONTRIBUTIONS?

     A Participant may elect to withdraw all, but not less than all, of his or her accumulated contributions by providing a written statement, in a form acceptable to the Committee (a "Termination Form"), to William Dukes, at any time more than two business days prior to the Offering Termination Date of the applicable Offering. After receipt of the Termination Form, all accumulated contributions will be returned to the Participant, without interest, and no further payroll deductions will be made with respect to such Participant.

16.  CAN AN ELIGIBLE EMPLOYEE EVER PARTICIPATE IN THE PLAN FOLLOWING A
     WITHDRAWAL?

     A Participant who withdraws all of his or her accumulated contributions will not be permitted to participate in the Plan for the next two Offerings following the date on which the Participant gives a Termination Form to the Committee. Thereafter, the employee may resume participation in the Plan by filing a new Election Form with the Committee (see Question 4).



                    TERMINATION OF PARTICIPATION IN THE PLAN

17.  WHAT HAPPENS IF A PARTICIPANT DIES?

     If a Participant dies, the legal representative of the Participant's estate will have the right to elect, by written notice to the Committee before the earlier of two business days prior to the Offering Termination Date or the 60th day following the Participant's date of death, either: (a) to withdraw all of the Participant's accumulated contributions or (b) to have the accumulated contributions applied to the purchase of Shares on the Offering Termination Date next following the Participant's death and to have any excess amount paid to the Participant's estate as soon as practicable after the Offering Termination Date, without interest. If a timely written notice is not filed with the Committee, the Participant's accumulated contributions will be paid to the legal representative of the Participant's estate, without interest, and will not be applied toward the purchase of Shares.

18. WHAT HAPPENS IF A PARTICIPANT RETIRES, BECOMES TOTALLY DISABLED OR OTHERWISE TERMINATES EMPLOYMENT WITH THE COMPANY?

     If a Participant's employment with a Participating Corporation terminates for any reason other than death (see Question 17) or continuation of an approved leave of absence (see Question 19), all amounts credited to the Participant's account and not yet applied to the purchase of Shares will be returned to the Participant, without interest. If a Participant dies after termination of employment but before the accumulated payroll deductions have been return to the Participant, the payment will be made to the legal representative of the Participant's estate.

19. CAN A PARTICIPANT ON AN APPROVED LEAVE OF ABSENCE CONTINUE TO PARTICIPATE IN THE PLAN?

     A Participant who begins a leave of absence that has been approved by a Participating Corporation before the Offering Termination Date will have the right to elect, by written notice to the Committee before the earlier of two business days prior to the Offering Termination Date or the tenth day following the beginning of the approved leave of absence to either (a) withdraw all of his or her accumulated contributions (see Question 15), (b) discontinue further contributions to the Plan but remain a Participant in the Plan through the Offering Termination Date or (c) remain a Participant in the Plan through the Offering Termination Date and continue to have payroll deductions taken out of continuing payments to such Participant, if any. If a timely written notice is not filed with the Committee, the Participant will be deemed to have elected option (b).


                           ADMINISTRATION OF THE PLAN

20.  WHO ADMINISTERS AND INTERPRETS THE PLAN?

     The Board of Directors of the Company has delegated responsibility for administration, management and interpretation of the Plan to the Committee, which consists of certain directors of the Company appointed by and serving at the will of the Board of Directors. The current member of the Committee is Brad
S. Mattson.

     The Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations deemed necessary or advisable in administering the Plan. The determinations of the Committee on these matters will be conclusive and binding upon all Participants.

21.  WHO PAYS FOR THE ADMINISTRATION OF THE PLAN?

     The Participating Corporations will pay all fees and expenses incurred in connection with the Plan, other than individual federal, state, local or other taxes.


                             RIGHTS OF PARTICIPANTS

22. WHEN IS A PARTICIPANT DEEMED TO BE THE OWNER OF SHARES PURCHASED UNDER THE PLAN FOR THE BENEFIT OF SUCH PARTICIPANT?

     A participant shall have no interest in Shares subject to an option until such option has been exercised. Once the option has been exercised, the Participant will be deemed to be the owner of the Shares purchased pursuant to such option, even if the certificates for such Shares have not yet been distributed.

 23. WHAT REPORTS WILL BE SENT TO PARTICIPANTS?

     Each Participant will receive copies of the Company's annual reports, proxies and proxy statements as well as any correspondence sent to the Company's shareholders generally.

24.  CAN A PARTICIPANT TRANSFER HIS OR HER RIGHT TO PARTICIPATE IN THE PLAN?

     No.


                                TAX CONSEQUENCES

THIS IS ONLY A SUMMARY. ALL PARTICIPANTS ARE ENCOURAGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING THE FEDERAL, STATE AND LOCAL INCOME TAX CONSEQUENCES OF PARTICIPATING IN THE PLAN.

25.  IS THIS A "QUALIFIED" PLAN UNDER THE INTERNAL REVENUE CODE?

     The Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code. This means Participants will not recognize any income for federal income tax purposes when they enroll in the Plan or when Shares are purchased. All federal tax consequences will generally be deferred until a Participant sells his or her Shares, disposes of them by gift or dies.


26. DOES WITHHOLDING UNDER THE PLAN REDUCE THE AMOUNT OF TAX WITHHELD FROM ANY WAGES?

     No. Amounts withheld from a Participant's paycheck under the Plan are "after-tax" deductions and are subject to the same taxes as wages in general.

27. IS THERE A MINIMUM AMOUNT OF TIME THAT A PARTICIPANT MUST HOLD HIS OR HER SHARES PRIOR TO DISPOSITION?

     There is no minimum amount of time that a Participant must hold his or her Shares prior to disposition. However, if a Participant holds his or her Shares long enough, the tax consequences may be more favorable (see Question 28).

28.  HOW WILL ANY GAIN FROM THE SALE OF SHARES BE TREATED?

     If Shares purchased under the Plan are held for (a) more than one year after the Offering Termination Date for the Offering during which such Shares were purchased and (b) more than two years after the Offering Commencement Date for the Offering during which such Shares were purchased (together, the "Holding Period"), a Participant will realize ordinary income on a sale or other disposition of the Shares equal to the lesser of (a) the excess of the fair market value of the Shares at the time of sale or other disposition over the Participant's Option Price or (b) the excess of the fair market value of the Shares on the Offering Commencement Date for the Offering during which such Shares were purchased over the Participant's Option Price. Any additional gain or loss will be treated as long-term capital gain or loss.

29. WHAT HAPPENS IF A PARTICIPANT SELLS HIS OR HER SHARES FOR LESS THAN THE OPTION PRICE?

     If a Participant has held his or her Shares for the Holding Period, he or she will have a long-term capital loss equal to the difference between the sale price and the Option Price.

30. WHAT IS THE EFFECT OF SELLING OR OTHERWISE DISPOSING OF SHARES BEFORE THE HOLDING PERIOD IS OVER?

     A Participant will have a "disqualifying disposition." This means that he or she will have ordinary income taxable in the year of the disposition equal to the excess of the fair market value of the Shares on the Offering Termination Date for the Offering during which such Shares were purchased over the Option Price. The difference, if any, between the proceeds of the sale and the fair market value of the Shares on such date will be capital gain or loss, which will be short-term if the Shares have not been held for more than one year after the Offering Termination Date for the Offering during which such Shares were purchased.

31.  DO PARTICIPANTS HAVE TO NOTIFY THE COMPANY OF ANY DISPOSITION OF THEIR
     SHARES?

     Yes. Participants must notify the Company of the date and terms of any sale or other disposition of their Shares. Any transfer of record ownership of Shares, including a transfer to a broker or nominee into a "street name" will be treated as a disposition unless the Participant advises the Company to the contrary. As required by law, the Company will report income to the appropriate tax authorities.


                                OTHER INFORMATION

32.  CAN THE PLAN BE CHANGED OR DISCONTINUED?

     The Board of Directors of the Company reserves the right to terminate the Plan at any time and to amend the Plan from time to time in any respect. If not previously terminated by the Board of Directors of the Company, the Plan will terminate when 300,000 Shares (subject to adjustment as set forth in the Plan) have been purchased under the Plan. Upon termination of the Plan, all Shares and accumulated contributions (to the extent not yet applied to the purchase of Shares) under the Plan will be distributed to the Participants. No amendment to the Plan may affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her accumulated contributions (to the extent not yet applied to the purchase of Shares). The Board of Directors may also seek shareholder approval for an amendment to the Plan if the Board of Directors determines that such approval is required or desirable under any laws, regulations or rules of the Internal Revenue Service or the SEC. The Board of Directors may also seek shareholder approval for amendments to the Plan if such approval is required or desirable under any rules of any stock exchange or stock market on which the Company's shares are listed.

                             CFM TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                          EMPLOYEE STOCK PURCHASE PLAN

                               (Revised May 1999)

     1. PURPOSE. The purpose of this Employee Stock Purchase Plan of CFM Technologies, Inc., a Pennsylvania corporation (the "Corporation"), is to secure for the Corporation and its shareholders the benefits of the incentive which an interest in the ownership of shares of common stock of the Corporation will provide to its employees, who will be responsible for the Corporation's future growth and continued success.

     2. DEFINITIONS. As used herein:

     "ACCOUNT" means a bookkeeping account established by the Committee on behalf of a Participant to hold Payroll Deductions.

     "APPROVED LEAVE OF ABSENCE" means a leave of absence that has been approved by the applicable Participating Corporation in such a manner as the Board may determine from time to time.

     "BOARD" means the Board of Directors of the Corporation.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means the Committee appointed pursuant to section 14 of the Plan.

     "COMPENSATION" means an Employee's cash compensation payable for services to a Participating Corporation during a six-month period.

     "ELECTION FORM" means the form acceptable to the Committee which an Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

     "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements for eligibility under section 3 of the Plan.

     "EMPLOYEE" means a person who is an employee of a Participating
Corporation.

     "FAIR MARKET VALUE" means the average of the high and low sales prices of a Share for the last trading day as reported on the principal national securities exchange on which the Shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the Nasdaq Stock Market, or, if such sales prices are not available, the average of the bid and asked prices for a Share as reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     "FIVE PERCENT OWNER" means an Employee who, with respect to a Participating Corporation, is described in section 423(b)(3) of the Code.

     "OFFERING" means an offering of Shares to Eligible Employees pursuant to the Plan.

     "OFFERING COMMENCEMENT DATE" means April 1 and October 1 of each fiscal year beginning on or after the closing for the Corporation's initial public offering of its Shares, until the Plan Termination Date.

     "OFFERING PERIOD" means the six-month period extending from an Offering Commencement Date through the following Offering Termination Date.

     "OFFERING TERMINATION DATE" means the September 30 or March 31 next following an Offering Commencement Date.

     "OPTION PRICE" means 85 percent of the lower of (i) the Fair Market Value per Share on the Offering Commencement Date or (ii) the Fair Market Value per Share on the Offering Termination Date.

     "PARTICIPANT" means an Employee who meets the requirements for eligibility under section 3 of the Plan and who has timely delivered an Election Form to the Committee.

     "PARTICIPATING CORPORATION" means the Corporation and the parent and subsidiaries of the Corporation, within the meaning of sections 424(d) and (e) of the Code, if any, that are approved by the Board and whose employees are designated as Employees by the Board.

     "PAYROLL DEDUCTIONS" means amounts withheld from a Participant's Compensation pursuant to the Plan, as described in section 5 of the Plan.

     "PLAN" means the CFM Technologies, Inc. Employee Stock Purchase Plan, as set forth in this document, and as may be amended from time to time.

     "PLAN ANNUAL MAXIMUM" means the maximum number of Shares that may be purchased pursuant to the Plan in any calendar year, as determined pursuant to section 10(a) of the Plan.

     "PLAN OFFERING MAXIMUM PER PARTICIPANT" means the maximum number of Shares that may be purchased by a Participant in any Offering, as determined pursuant to section 10(a) of the Plan.

     "PLAN TERMINATION DATE" means the earlier of

          (i) the Offering Termination Date for the Offering in which the maximum number of Shares specified in section 10(a) of the Plan have been issued pursuant to the Plan, or

          (ii) the date as of which the Board chooses to terminate the Plan as provided in section 15 of the Plan.

     "SHARES" means shares of the Common Stock of the Corporation, no par value per share.

     "SUCCESSOR-IN-INTEREST" means the person or entity described in section 8(g) of the Plan.

     "TERMINATION FORM" means the form acceptable to the Committee which an Employee shall use to withdraw from an Offering pursuant to section 8(a) of the Plan.

     3. ELIGIBILITY AND PARTICIPATION.

     (a) INITIAL ELIGIBILITY.

          (i) Except as provided in section 3(a)(ii) of the Plan, each Employee shall be eligible to participate in the Plan.

          (ii) An Employee shall not be eligible to participate in the Plan if such Employee:

               (A) is a Five Percent Owner;

               (B) does not customarily work for a Participating Corporation more than 20 hours a week; or

               (C) is ineligible to participate by virtue of section 8(c) of the Plan.

          (b) LEAVE OF ABSENCE. For purposes of participation in the Plan, an Employee on an Approved Leave of Absence shall be deemed to be an Employee until the first Offering Termination Date following commencement of such Approved Leave of Absence. Termination by the Participating Corporation of an Employee's Approved Leave of Absence, other than termination or return to non-temporary employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and the right to exercise any option.

          (c) COMMENCEMENT OF PARTICIPATION. An Employee who meets the eligibility requirements of section 3(a) of the Plan and whose participation is not restricted under section 10(a) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies. Payroll Deductions for a Participant shall commence on the first pay date following the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to section 8(a) of the Plan.

     4. OFFERINGS.

          (a) SHARES PER OFFERING. The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each six-month period commencing on an Offering Commencement Date and ending on the applicable Offering Termination Date. Shares available for any Offering shall be the difference between the Plan Annual Maximum and the actual number of Shares purchased by Participants pursuant to prior Offerings in that calendar year. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned, without interest, to Participants as soon as practicable following the Offering Termination Date.

     5. PAYROLL DEDUCTIONS.

          (a) AMOUNT OF PAYROLL DEDUCTIONS. An Eligible Employee who wishes to participate in the Plan must file an Election Form with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the first offering to which such Election Form applies, on which he or she may elect to have Payroll Deductions of any amount from $10 to $500 (in whole dollar amounts) made from his or her Compensation on each regular payday during the time he or she is a Participant in the Plan.

          (b) PARTICIPANTS' ACCOUNTS. All Payroll Deductions with respect to a Participant pursuant to section 5(a) of the Plan shall be credited to the Participant's Account under the Plan.

          (c) CHANGES IN PAYROLL DEDUCTIONS. A Participant may discontinue his or her participation in the Plan as provided in section 8(a) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

     6. GRANTING OF OPTION. On each Offering Commencement Date, each Participant shall be deemed to have been granted an option to purchase the lesser of (A) the Plan Offering Maximum Per Participant and (B) that number of whole Shares equal to the quotient obtained by dividing (i) the balance credited to the Participant's Account as of the Offering Termination Date, by (ii) the Option Price; provided, however, that if the balance credited to the Participant's Account on such date is not sufficient to purchase at least 10 Shares, no Shares will be purchased for the Participant and the balance credited to the Participant's Account shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant within a reasonable time following the Offering Termination Date, without interest.

     7. EXERCISE OF OPTION.

          (a) AUTOMATIC EXERCISE. With respect to each Offering, a Participant's option for the purchase of Shares granted pursuant to section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering (or, if the Offering Termination Date is not a business day, then on the first business day thereafter).

          (b) FRACTIONAL SHARES AND MINIMUM NUMBER OF SHARES. Fractional Shares shall not be issued under the Plan. Amounts credited to an Account remaining after the application of such Account to the exercise of options for a minimum of 10 whole Shares shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant within a reasonable time following the Offering Termination Date, without interest.

          (c) TRANSFERABILITY OF OPTION. No option granted to a Participant pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

          (d) DELIVERY OF CERTIFICATES FOR SHARES. The Corporation shall deliver certificates for Shares acquired on the exercise of options during an Offering Period as soon as practicable following the Offering Termination Date.

     8. WITHDRAWALS.

          (a) WITHDRAWAL OF ACCOUNT. A Participant may elect to withdraw the balance credited to his or her Account by providing a Termination Form to the Committee at any time more than two business days prior to the Offering Termination Date applicable to the Offering.

          (b) AMOUNT OF WITHDRAWAL. A Participant may withdraw all but not less than all the amounts credited to the Participant's Account by giving a timely Termination Form to the Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

          (c) EFFECT OF WITHDRAWAL ON SUBSEQUENT PARTICIPATION. A Participant who elects to withdraw from an Offering pursuant to section 8(a) of the Plan shall be deemed to have elected not to participate in each of the two succeeding Offerings following the date on which the Participant gives a Termination Form to the Committee, but the Participant may elect to participate in subsequent Offerings by delivering a new Election Form to the Committee pursuant to Section 3(c).

          (d) TERMINATION OF EMPLOYMENT. Upon termination of a Participant's employment for any reason other than death or continuation of an Approved Leave of Absence, all amounts credited to such Participant's Account and not yet applied to the purchase of Shares shall be returned to the Participant, without interest. In the event of a Participant's death after termination of employment but before the Participant's Account has been returned, the Account shall be returned to the Participant's Successor-in-Interest.

          (e) TERMINATION OF EMPLOYMENT DUE TO DEATH. Upon termination of a Participant's employment because of death, the Participant's
     Successor-in-Interest shall have the right to elect, by written notice to the Committee before the earlier of two business days preceding the Offering Termination Date or the 60th day following the Participant's date of death, either:

               (i) to withdraw the amount credited to the Participant's Account; or

               (ii) to exercise the Participant's option for the purchase of Shares on the Offering Termination Date next following the Participant's death for the purchase of that number of Shares which the amount credited to such Account will purchase at the applicable Option Price, and to have any excess amount paid to the Participant's Successor-in-Interest as soon as practicable after the Offering Termination Date, without interest.

If a timely written notice is not filed with the Committee pursuant to this section 8(e), the Successor-in-Interest shall be paid the amount credited to the Participant's Account in cash, without interest, within a reasonable time after the Offering Termination Date.

          (f) LEAVE OF ABSENCE. A Participant who goes on an Approved Leave of Absence that commences before the Offering Termination Date after having filed a timely Election Form with respect to such Offering shall have the right to elect, by written notice to the Committee before the earlier of two business days preceding the Offering Termination Date or the tenth day following the commencement of the Participant's Approved Leave of Absence, either to:

               (i) withdraw the balance credited to his or her Account pursuant to section 8(a) of the Plan;

               (ii) discontinue contributions to the Plan but remain a Participant in the Plan through the Offering Termination Date; or

               (iii) remain a Participant in the Plan through the Offering Termination Date and continue the authorization for the Participating Corporation to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

If a timely written notice is not filed with the Committee pursuant to this section 8(f), the Participant shall be deemed to have elected the option set forth in this section 8(f)(ii).

     A Participant who is on an Approved Leave of Absence shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence.

          (g) SUCCESSOR-IN-INTEREST. The Successor-in-Interest of a Participant who dies shall be the Participant's executor or administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

     9. INTEREST. No interest shall be paid or allowed with respect to amounts paid into the Plan or credited to any Participant's Account.

     10. SHARES.

          (a) MAXIMUM NUMBER OF SHARES. No more than 300,000 Shares may be purchased under the Plan. Such Shares shall be purchased by the Corporation on the open market or shall be newly issued shares of the Corporation. In addition, the Committee may, in its discretion, establish from time to time a maximum number of Shares that may be purchased pursuant to the Plan in any calendar year (the "Plan Annual Maximum") and shall establish for each Offering a maximum number of Shares that may be purchased by a Participant (the "Plan Offering Maximum Per Participant"). If the Committee fails to make such determination, the Plan Annual Maximum shall be 100,000 Shares, and the Plan Offering Maximum Per Participant shall be 25,000 Shares. Notwithstanding any provisions of the Plan to the contrary:

               (i) if any Participant would be, as of any Offering Commencement Date, a Five Percent Owner (taking into account the Plan Offering Maximum Per Participant for such Offering determined without regard to this clause (i)), then the Plan Offering Maximum Per Participant with respect to such Participant shall be reduced to that number of Shares (which may be zero) that, when added to the number of Shares which such Participant is otherwise deemed to own, is one less than the number of Shares that would cause such Participant to be a Five Percent Owner; and

               (ii) if any Participant would (without regard to this sentence) be granted an option to participate in an Offering that would permit such Participant's rights to purchase stock under all employee stock purchase plans of the Participating Corporations which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option would be outstanding, then the Plan Offering Maximum Per Participant with respect to such Participant (determined without regard to this clause (ii)) shall be reduced (but not below zero) by the number of Shares that is one more than the number of Shares representing such excess fair market value.

The number of Shares available for any Offering and the maximum number of Shares that may be purchased under the Plan shall be adjusted if the number of outstanding Shares of the Corporation is increased or reduced by split-up, reclassification, stock dividend or the like.

          (b) PARTICIPANT'S INTEREST IN SHARES. A Participant shall have no interest in Shares subject to an option until such option has been exercised.

          (c) REGISTRATION OF SHARES. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant.

          (d) RESTRICTIONS ON EXERCISE. The Board may, in its discretion, require as conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

     11. EXPENSES. The Participating Corporations shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

     12. TAXES. The Participating Corporations shall have the right to withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Corporations shall reasonably determine are required to be withheld by them pursuant to any statute or other governmental regulation or ruling. In connection with such withholding, the Participating Corporations may make any such arrangements as are consistent with the Plan as they may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan.

     13. PLAN AND CONTRIBUTIONS NOT TO AFFECT EMPLOYMENT. The Plan shall not confer upon any Employee any right to continue in the employ of the Participating Corporations.

     14. ADMINISTRATION. The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this section 14 shall be conclusive and binding upon all persons in interest.

        15. AMENDMENT AND TERMINATION. The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants; provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan; and provided further, that the Corporation may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or stock market on which the shares are listed or other applicable law or regulation.

     16. EFFECTIVENESS. The Plan shall be effective upon the closing for the Corporation's initial public offering of its Shares, subject to approval by the Corporation's shareholders within one year before or after the adoption of the Plan by the Board.

     17. GOVERNMENT AND OTHER REGULATIONS. The purchase of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

     18. NON-ALIENATION. Participants shall not be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber their interest under the Plan prior to the distribution to them of stock certificates. Any attempt to assign, alienate, sell, transfer, pledge or otherwise encumber interests under the Plan shall be void and of no effect.

     19. NOTICES. Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, or sent by registered or certified mail, postage prepaid, addressed to the Corporation at:

                       CFM Technologies, Inc.
                       150 Oaklands Boulevard
                       Exton, PA  19341
                       Attention:  L. Jeffry Randall, Secretary

and to the Participant at the address on file with the Corporation from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

     20. SUCCESSORS. The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Corporation.

     21. SEVERABILITY. If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

     22. ACCEPTANCE. The election by any Eligible Employee to participate in the Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

     23. APPLICABLE LAW. The Plan shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, to the extent not preempted by applicable Federal law.